UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.      )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material Pursuant to §240.14a-12
180 Connect, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

180 Connect Inc.

VOTING INSTRUCTION FORM FOR HOLDERS OF
EXCHANGEABLE SHARES OF
180 CONNECT EXCHANGECO INC.

1. The undersigned holder of exchangeable shares of 180 Connect Exchangeco Inc. has the right to instruct Valliant Trust Company in respect of the exercise of their votes at the Special Meeting of Stockholders of 180 Connect Inc. to be held on July 8, 2008 at 9:00 a.m. local time, at the offices of McDermott Will & LLP at 340 Madison Avenue, New York, New York 10173. Details of the Special Meeting are set out in the notice of meeting and proxy statement accompanying this Voting Instruction Form. The holder has the right:

•	To instruct Valiant Trust Company to exercise the votes to which the holder is entitled as indicated below; OR

•	To instruct Valiant Trust Company to appoint the holder, or the holder’s designee as a proxy to exercise personally the votes to which the holder is entitled as indicated below.

180 Connect Inc.’s Board of Directors recommends a vote FOR items 1 and 2.

The holder instructs that their exchangeable shares be voted as follows:

		FOR	AGAINST	ABSTAIN

1.	The approval and adoption of the Agreement and Plan of Merger, dated as of April 18, 2008, by and among DIRECTV Enterprises, LLC, DTV HSP Merger Sub, Inc., and the Company.	☐	☐	☐
2.	The adjournment or postponement of the special meeting to a later time, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve and adopt the merger agreement.	☐	☐	☐

At the discretion of the said voting instruction upon any amendment or variation of the above matters or any other matter that may properly be brought before the meeting or any adjournment thereof in such manner as such voting instruction in his sole judgment may determine.

IMPORTANT NOTE:  IF THIS VOTING INSTRUCTION FORM IS DULY EXECUTED AND DELIVERED BUT NO INSTRUCTION IS MADE, FOR OR AGAINST OR ABSTAIN, THE HOLDER’S EXCHANGEABLE SHARES WILL BE VOTED FOR THE APPROVAL OF THE MERGER AGREEMENT AND FOR THE PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

PLEASE SELECT ONE OF THE FOLLOWING:

☐	Instruct Valiant Trust Company to Vote Exchangeable Shares

The holder hereby instructs Valiant Trust Company to vote as indicated above.

☐	Appointment of Management of 180 Connect Inc. as Proxy

The holder hereby appoints Peter Giacalone, Steven Westberg and Kyle M. Hall, and each of them individually, as the attorneys and proxies of the holder, with full power of substitution, and authorizes them to represent and vote as indicated above, all of the exchangeable shares which the holder may be entitled to vote at the meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the meeting.

☐	Appointment of the holder, or the holder’s Designee as Proxy

The holder appoints           as proxyholder of the holder and authorizes them to represent and vote, as indicated above, all of the exchangeable shares which the holder may be entitled to vote at the meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE INSTRUCTED THE TRUSTEE TO VOTE THEIR EXCHANGEABLE SHARES AS INDICATED ABOVE.

FOR THE HOLDER’S VOTING INSTRUCTIONS TO BE EXERCISED, THIS VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED BY THE HOLDER OF THE EXCHANGEABLE SHARES IN ACCORDANCE WITH THE INSTRUCTIONS IN THE NOTES SET OUT BELOW.

DATED: , 2008	Signature of holder

Name of holder (please print)

NOTES:

1. This voting instruction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to the attention of Valiant Trust Company, Suite 310, 606 — 4th Street S.W., Calgary, Alberta, T2P 1T1 not later than the close of business on the second Business Day prior to the special meeting. For the purposes of this Voting Instruction Form, the term “Business Day” means a day on which banks are not required or authorized to be closed in the City of Calgary, Alberta or the City of New York, New York. The voting instruction is valid only for this meeting or any adjournment or postponement of this meeting.

2. If this voting instruction is not signed by the holder of exchangeable shares, the votes to which the holder of the exchangeable shares is entitled will not be exercised.

3. If the holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.

4. This voting instruction must be dated and the signature hereon should be exactly the same as the name in which the exchangeable shares are registered.

5. Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.

6. A holder who has submitted a voting instruction may revoke it at any time prior to the meeting. In addition to revocation in any other manner permitted by law a voting instruction may be revoked by instrument in writing executed by the holder or his attorney authorized in writing or, if the holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of Valiant Trust Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof at which the voting instruction is to be acted upon or with the Inspector of Elections in attendance at the meeting on they day of the meeting or any adjournment thereof, and upon either of such deposits, the voting instruction is revoked.

180 CONNECT EXCHANGECO INC.
and
1305699 ALBERTA ULC

JOINT NOTICE OF REDEMPTION CALL RIGHT

TO:	All holders of Exchangeable Shares of 180 Connect Exchangeco Inc.

AND TO:	Valiant Trust Company

RE:	Exercise of Redemption Call Right by 1305699 Alberta ULC

1. This Joint Notice is sent in connection with the Exchangeable Share provisions set forth in the articles of 180 Connect Exchangeco Inc. (“Exchangeco”) governing the rights, privileges, restrictions and conditions of the Exchangeable Shares. All capitalized terms not otherwise defined in this Joint Notice shall have the meanings given to such terms in such articles.

2. 180 Connect Inc., the parent company of Exchangeco, has called a special meeting of its stockholders to be held on July 8, 2008 at 9:00 a.m. local time, at the offices of McDermott Will & LLP at 340 Madison Avenue, New York, New York 10173 for the purposes of its shareholders considering and voting on a proposal to approve and adopt an Agreement and Plan of Merger (the “Proposed Merger”). Details of the special meeting are set out in the notice of meeting and proxy statement (the “Proxy Statement”) accompanying this Joint Notice. Holders of Exchangeable Shares are entitled to instruct Valiant Trust Company to cast votes at this special meeting and such instructions may be given to Valiant Trust Company by duly completing and delivering the Voting Instruction Form that accompanies this Joint Notice.

3. The proposed agreement and plan of merger, if approved and made effective, will constitute a Parent Control Transaction. The board of directors of Exchangeco hereby provides notice that it has determined to accelerate the Redemption Date of the Exchangeable Shares to occur immediately prior to the effective time of the Proposed Merger, and such Redemption Date is conditional on the Proposed Merger being approved and becoming effective, as described in the Proxy Statement.

4. 1305699 Alberta ULC (“Canco”) hereby provides notice that it intends to exercise the Redemption Call Right in respect of the Redemption of the Exchangeable Shares by Exchangeco.

5. In the event that the Proposed Merger is not approved or does not become effective as described in the Proxy Statement, then the Redemption Date shall not be accelerated and the Redemption Call Right shall not be exercised at this time.

6. The Redemption Call Purchase Price payable in the event that the Proposed Merger does become effective shall be US$1.80 per Exchangeable Share, payable in cash. In the event that the Redemption Call Purchase Price becomes payable, a letter of transmittal and further instructions will be sent to Exchangeable Shareholders immediately following the effectiveness of the Proposed Merger.

7. Any questions concerning the foregoing may be addressed to:

Bonnie Steedman
Account Manager, Client Services
Valiant Trust Company
310, 606 — 4th Street S.W
Calgary, Alberta T2P 1T1
Tel: (403) 781-8756

Dated June 4, 2008.

180 CONNECT EXCHANGECO INC.
1305699 ALBERTA ULC